

2023 AGA Financial Forum

May 2023

Forward-Looking Statements

The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute "forward-looking statements" made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and growth rates in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA; technical, political or regulatory issues with natural gas exploration, production or transportation; impact of increased natural gas demand on natural gas prices; relative cost of alternative fuel sources; lower demand for natural gas; regulatory, legal, technical, political or economic issues frustrating system or area expansion; regulatory, legal, technical, political or economic issues that may affect MVP; delay in completion of MVP; increase in cost to complete MVP, including increases in cost of raw materials or labor due to economic factors or regulatory issues such as tariffs; economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com.

Underlying net income and earnings per share, as reflected in this presentation, are non-GAAP measures that exclude the after-tax impairment charge related to RGC Midstream, LLC's investment in the Mountain Valley Pipeline, LLC to enhance the comparability of financial results between periods. Management considers these non-GAAP measures to provide useful information to both management and investors for purpose of such comparability and in evaluating operating performance, but they should be considered in addition to results prepared in accordance with GAAP and should not be considered a substitute for, or superior to, GAAP results.

The statements made in this presentation are based on information available to the Company as of the date on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

Agenda

- Company Overview
- Key Highlights
- Growth Strategy
- 2023 Update
- Financial Highlights
- Outlook



Organizational Structure

NASDAQ: RGCO

Regulated	Non-Utility
Roanoke Gas	RGC Midstream (A RGC Resources Company)

Regulated

- Local Distribution Company (LDC), located in Roanoke, VA
- Founded in 1883

Non-Utility

- Partner in Mountain Valley Pipeline (MVP)
- Partner in proposed MVP Southgate

Roanoke Gas Service Territory

- Serve over 63,217 natural gas customers
- Customer Count breakdown:
  - Residential 91%
  - C&I 9%
- Volume breakdown:
  - Residential 35%
  - C&I 65%



West Virginia
Kentucky
Tennessee
North Carolina
Covington
Clifton Forge
Lynchburg
Salem
Roanoke
Blacksburg
Radford
Pulaski
Bluefield
Wytheville
Marion
Norton
Bristol
Abingdon
Mt Rogers +5729
Galax
Hillsville
Danville
South Boston
South Hill
Petersburg
Hopewell
Williamsburg
Emporia
Franklin
Hampton
Newport News
Norfolk
Portsmouth
Suffolk
Virginia Beach
Chesapeake
Cape Charles
Dismal Swamp
John H Kerr Res

Roanoke Gas Top Customers

Building Materials

- TITAN AMERICA
- SDI Steel Dynamics®
- General Shale

Healthcare

- CARILION CLINIC
- VA U.S. Department of Veterans Affairs
- LewisGale Medical Center HCA Virginia Health System

Fleet

- UPS

Municipal

- ROANOKE
- ROANOKE COUNTY VA

Manufacturing

- YOKOHAMA
- BIMBO
- ROWE
- Metalsa
- DYNAX
- Altec

Higher Education

- HOLLINS UNIVERSITY
- ROANOKE COLLEGE

Roanoke Gas

Highly Stable Business Model

Regulated Utility

- VA State Corporation Commission (SCC)
- 9.44% authorized ROE
- Alternative Cost Recovery Mechanisms
  - Weather Normalization
  - Revenue Sharing
  - Purchase Gas Adjustment (quarterly)
  - Infrastructure Riders
    - SAVE
    - RNG

Rate Case

- Annual base rate increase of $8.55 million, effective January 1, 2023:
  - Audit in progress
  - Rate year Capex ($22 million) included in rate base
  - Expected resolution late fiscal 2023


Non-Gas Base:
$4.5 million
SAVE:
$4.05 million

SAVE Rider

- Proposed plan filed March 31:
  - Rate effective October 1, 2023 (FY 2024)
  - Investment:



$8.5 M
2024
$41.0 M
2025-2028

Roanoke Gas RNG Facility

- ✓ Customer Billing
- ✓ In-service

March 2023



Growth Strategy

- Regulated Utility Investment
  - CapEx
- Ongoing Regulated Utility Growth
  - Volumes Delivered
  - Customer Growth
- Sustainable Investments
  - RNG

CapEx History



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$23.3
$21.9
$22.9
$20.0
$25.5
2018
2019
2020
2021
2022
RNG
Customer Growth
Utility Maintenance
Save & Renewals

5 year cumulative totals:

SAVE Infrastructure Replacement	$48.3
Customer Growth & System Expansion	$40.7
Utility Maintenance	$20.1
RNG	$4.5
Total	**$113.6**

Regulated Utility Growth: Customers



Average Customers
(twelve-months ended March 31)
63,000
62,500
62,000
61,500
61,000
60,500
60,000
59,500
2.7% Growth
2019
2020
2021
2022
2023

- Six Months Ended March 31, 2023:
  - 2.7 miles new main
  - 336 new customers

YTD Gas Volumes


DTHs Delivered
Q2 2023
Q2 2022
Thousands
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

2023 vs 2022

Total Volumes	**(2%)**
Commercial & Industrial Volumes	**(2%)**
Heating Degree Days	**(2%)**

Net Income by Year



$15
$10
$5
$0
-$5
-$10
Millions
2018
2019
2020
2021
2022
Roanoke Gas
Midstream
Midstream loss, including $42.2 million impairment

Consolidated Underlying Financial Results

For the periods ended March 31,

(Presented in thousands, except per share data)

	Second Quarter		Twelve Months Ended	
	2023	2022	2023	2022
Consolidated Net Income (Loss)	**$ 6,342**	**$ (24,494)**	**$ (1,224)**	**$ (20,299)**
Non-cash Impairment, Net	-	29,572	11,340	29,572
Underlying Net Income	**$ 6,342**	**$ 5,078**	**$ 10,116**	**$ 9,273**
Increase		*$ 1,264*		*$ 843*
		24.9%		*9.1%*
Underlying Earnings Per Share	**$ 0.64**	**$ 0.60**	**$ 1.03**	**$ 1.11**

Shareholder Return: Dividend

- 317 consecutive quarterly dividends
- Dividend increase 19 consecutive years


TTM March 31,
$0.95
$0.85
$0.75
$0.65
$0.55
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$0.68
$0.72
$0.76
$0.79
48.6%
56.7%
68.5% *
76.2%*
2020
2021
2022
2023
Annual Dividend/Share
Payout Ratio

* Based on underlying earnings per share

Equity and Debt Profile

Equity:

- Top shareholders:
  - Anita G. Zucker 14%
  - T. Rowe Price 8%
  - Vanguard 4%
- 5.3% insider ownership
- $180M Market Capitalization
- Common shares issued and outstanding: 9,942,005
- $40M availability on equity shelf
  - At the market (ATM)

Debt:

- Remaining $120M on private shelf facilities
- Up to $25M availability on LOC facility



Midstream
Gas - Private
Gas - Bank
(millions)
40.0
30.0
20.0
10.0
0.0
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Maturity (Fiscal Year)

Outlook

- ESG
- MVP
- Roanoke Gas Growth and Capital
- EPS



Environmental

- ✓ System Modernization
- ✓ Emissions Reductions
- ✓ Reduced Carbon Footprint
- ✓ Customer Partnerships

Social

- ✓ Employees
- ✓ Community Engagement
- ✓ Safety
- ✓ Economic Development

Governance

- ✓ Diverse Board of Directors
- ✓ Compliance and Risk Management
- ✓ Diversified Shareholder Ownership
- ✓ Incentive Compensation Aligned with Mission

MVP Permits

✓ FWS Biological Opinion
(Feb 28, 2023)

✓ USFS Record of Decision
(May 15, 2023)

✓ BLM Right of Way
(May 18, 2023)



Pending

- WV 401
- USACE Water Crossings

MVP In-service

December 2023

or

Later 2024

Annual EBITDA to RGC Midstream: ~$4.0M



CapEx Forecast



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$22.0
$23.6
$23.1
$21.8
$21.3
2023
2024
2025
2026
2027
RNG
Customer Growth
Utility Maintenance
Save & Renewals

Forecast totals through 2027:

SAVE Infrastructure Replacement	$49.6
Customer Growth & System Expansion	$28.0
Utility Maintenance	$30.2
RNG	$4.0
Total	**$111.8**

Earnings Per Share 2023


$1.05
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
$0.70
$1.01
$0.91
$0.87
2022 Underlying
2023 Forecast
EPS
Range
Implied Dividend Payout Ratio:
86.8%
90.8%

Earnings Per Share 2024



$1.15
$1.08
$1.01
$0.94
$0.87
$0.80
$1.10
$0.93
With MVP Income
Without MVP Income
Range
EPS

RGC Resources™

Appendix: Consolidated Financial Results

For the periods ended March 31,

(Presented in thousands, except per share data)

	Second Quarter		Twelve Months Ended	
	2023	2022	2023	2022
Operating revenues	$ 38,030	$ 29,530	$ 102,684	$ 80,197
Operating expenses	28,438	22,086	85,454	65,278
Operating income	9,592	7,444	17,230	14,919
Equity in earnings of unconsolidated affiliate	3	-	6	386
Impairment of unconsolidated affiliates	-	(39,823)	(15,270)	(39,822)
Other income, net	121	345	987	962
Interest expense	1,396	1,104	5,054	4,233
Income (loss) before income taxes	8,320	(33,138)	(2,101)	(27,788)
Income tax expense (benefit)	1,978	(8,644)	(877)	(7,489)
Net income (loss)	**$ 6,342**	**$ (24,494)**	**$ (1,224)**	**$ (20,299)**
Basic earnings (loss) per share	**$ 0.64**	**$ (2.89)**	**$ (0.12)**	**$ (2.42)**
Diluted earnings (loss) per share	**$ 0.64**	**$ (2.89)**	**$ (0.12)**	**$ (2.42)**

Appendix: MVP Route

(Interstate Map)


Mobley
79
81
Charleston
77
WEST
VIRGINIA
64
64
Roanoke
VIRGINIA
81
Chatham

Appendix: MVP Route

(County Map)



Interconnect into Roanoke Gas Distribution System
Proposed Route (October 2016)
Mountain Valley Pipeline
Equitrans
TRANSCO
Compressor Station
Bradshaw
Harris
Stallworth
Wetzel
Marion
Doddridge
Harrison
Taylor
Barbour
Lewis
Upshur
Gilmer
Calhoun
Jackson
Roane
Braxton
Webster
Clay
Kanawha
Nicholas
Pocahontas
Highland
Pendleton
Rockingham
Harrisonburg
Augusta
Staunton
Waynesboro
Boone
Fayette
Greenbrier
Bath
Alleghany
Covington
Rockbridge
Buena Vista
Nelson
Logan
Raleigh
Summers
Monroe
Craig
Botetourt
Amherst
Wyoming
McDowell
Mercer
Giles
Roanoke
Salem
Lynchburg
Bedford
Appomattox
Campbell
Montgomery
Blacksburg
Radford
Pulaski
Floyd
Franklin
Charlotte
Pittsylvania
Halifax
Patrick
Henry
Martinsville
Columbus
Pittsburgh
OH
PA
MD
DC
WV
KY
VA
TN
NC